                         J.P. MORGAN INSTITUTIONAL FUNDS





                J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND
                   J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND
                J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND





                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2001













THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001 FOR EACH OF THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO EACH OF THE FUNDS LISTED ABOVE DATED MAY 31, 2000 AND NOVEMBER 30, 2000. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                                Table of Contents

                                                     PAGE

General  . . . . . . . . . . . . . . . . . . .        1
Investment Objectives and Policies . . . . . .        1
Investment Restrictions  . . . . . . . . . . .       21
Trustees, Members of the Advisory Board and
Officers  . .  . . . . . . . . . . . . . . . .       23
Codes of Ethics . . . . . . . . . . . . . . . .      29
Investment Advisor . . . . . . . . . . . . . .       29
Distributor  . . . . . . . . . . . . . . . . .       31
Co-Administrator . . . . . . . . . . . . . . .       31
Services Agent . . . . . . . . . . . . . . . .       33
Custodian and Transfer Agent . . . . . . . . .       34
Shareholder Servicing  . . . . . . . . . . . .       34
Financial Professionals. . . . . . . . . . . .       35
Independent Accountants  . . . . . . . . . . .       36
Expenses . . . . . . . . . . . . . . . . . . .       36
Purchase of Shares . . . . . . . . . . . . . .       37
Redemption of Shares . . . . . . . . . . . . .       38
Exchange of Shares . . . . . . . . . . . . . .       39
Dividends and Distributions  . . . . . . . . .       40
Net Asset Value  . . . . . . . . . . . . . . .       40
Performance Data . . . . . . . . . . . . . . .       42
Portfolio Transactions . . . . . . . . . . . .       43
Massachusetts Trust  . . . . . . . . . . . . .       45
Description of Shares  . . . . . . . . . . . .       47
Special Information Concerning
Investment Structure. . . . . . . .  . . . . .       48
Taxes  . . . . . . . . . . . . . . . . . . . .       50
Additional Information   . . . . . . . . . . .       53
Financial Statements . . . . . . . . . . . . .       54
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .       Appendix A - 1

GENERAL

         This Statement of Additional Information relates only to J.P. Morgan Institutional Disciplined Equity Fund, J.P. Morgan Institutional U.S. Equity Fund and J.P. Morgan Institutional U.S. Small Company Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The Funds operate through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Funds seek to achieve their investment objectives by investing all of their investable assets in separate Master Portfolios (each a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

         The Portfolios are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve this objective by its corresponding Portfolio as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

         J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval. The Disciplined Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The Disciplined Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Disciplined Equity Fund.

         The Disciplined Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities. Under normal circumstances, the Disciplined Equity Fund expects to invest at least 65% of its total assets in such securities.

INVESTMENT PROCESS FOR THE DISCIPLINED EQUITY FUND

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles -- either because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Disciplined Equity Fund's benchmark. The Advisor, also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

         J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval. The U.S. Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Equity Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Equity Fund.

         In normal circumstances, at least 65% of the U.S. Equity Fund's net assets will be invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, depository receipts (such as ADRs and EDRs) trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

INVESTMENT PROCESS FOR THE U.S. EQUITY FUND

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies -- approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Advisor's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

         J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide high total return from a portfolio of small company stocks. This investment objective can be changed without shareholder approval. The U.S. Small Company Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Small Company Fund.

         The U.S. Small Company Fund attempts to achieve its investment objective by investing primarily in the common stock of small sized U.S. companies that are included in the Russell 2000 Index, which is composed of 2,000 common stocks of U.S. small-cap companies with market capitalizations ranging from $100 million to $2 billion.

INVESTMENT PROCESS FOR THE U.S. SMALL COMPANY FUND

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that contains a total of approximately 600 names. Because the Advisor's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with the its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the U.S. Small Company Fund's benchmark.

         The various types of securities in which the Funds may invest are described below.

EQUITY INVESTMENTS

         The Funds invest primarily in Equity Securities. The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

         EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS

         The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

FOREIGN INVESTMENTS

         The Funds may invest in certain foreign securities. The Funds do not expect to invest more than 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

         Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because each Fund may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Each Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Funds will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         The Securities and Exchange Commission ("SEC") has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

         REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         LOANS OF PORTFOLIO SECURITIES. Each Fund is permitted to lend its securities in an amount up to 33-1/3% of the value of such Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should a Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

MONEY MARKET INSTRUMENTS

         Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its respective investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the

Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." It is possible that the issuer of a master demand obligation could be a client of Morgan, to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of each Fund is subject to the following fundamental limitations: (1) a Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) a Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         Each of the Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with a Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase a Fund's turnover rate.

         Each Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by a Funds' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

SWAPS AND RELATED SWAP PRODUCTS

         Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

RISK MANAGEMENT

         The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of the Funds. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Funds not only gain equity exposure from the use of futures, but also benefit from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE DISCIPLINED EQUITY PORTFOLIO (Disciplined Equity Fund) -- For the fiscal years ended May 31, 1998, 1999 and 2000: 61%, 51% and 56% respectively. For the six months ended November 30, 2000: 38%

THE U.S. EQUITY PORTFOLIO (U.S. Equity Fund) -- For the fiscal years ended May 31, 1998, 1999 and 2000: 106%, 84% and 89%, respectively. For the six months ended November 30, 2000: 38%

THE U.S. SMALL COMPANY PORTFOLIO (U.S. Small Company Fund) -- For the fiscal years ended May 31, 1998, 1999 and 2000: 96%, 104% and 104%, respectively. For the six months ended November 30, 2000: 57%

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Funds and their corresponding Portfolios:

1. May not make any investments inconsistent with a Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause a Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4.       May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with their respective investment objectives and policies and to the extent permitted by applicable law.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS The investment restrictions described below are not fundamental policies of these Funds and their corresponding Portfolios and may be changed by their respective Trustees.

These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS

TRUSTEES

         The Trustees of the Trust, who are also, the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

         FREDERICK S. ADDY -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, NY 10017. His date of birth is January 1, 1932.

         WILLIAM G. BURNS -- Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, NY 10017. His date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, NY 10017. His date of birth is May 23, 1934.

         MATTHEW HEALEY* -- Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, NY 10017. His date of birth is August 23, 1937.

         MICHAEL P. MALLARDI - Trustee, Retired, Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is His address c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, NY 10017. His date of birth is March 17, 1934.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         --------------------
         * Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                                                                   TOTAL TRUSTEE COMPENSATION
                                                                                   ACCRUED BY THE MASTER
                                                    AGGREGATE TRUSTEE              PORTFOLIOS(1), J.P. MORGAN
                                                    COMPENSATION                   FUNDS, J.P. MORGAN SERIES
                                                    PAID BY THE                    TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                     TRUST DURING 2000              2000 (2)
---------------                                     -----------------              --------------------------
Frederick S. Addy, Trustee                          $23,538                        $75,000

William G. Burns, Trustee                           $23,538                        $75,000

Arthur C. Eschenlauer, Trustee                      $23,538                        $75,000

Matthew Healey, Trustee(3),                         $23,538                        $75,000
  Chairman and Chief Executive
  Officer

Michael P. Mallardi, Trustee                        $23,538                        $75,000

(1) Includes the Portfolios and 15 other Portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

(2) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

(3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:

DISCIPLINED EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $5,296, $13,569 and $21,716, respectively. For the six months ended November 30, 2000: $10,919.

THE DISCIPLINED EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998 1999 and 2000: $5,818, $14,804 and $24,487, respectively. For the six months ended November 30, 2000: $12,093.

U.S. EQUITY FUND -- For the fiscal years ended May 31, 1998,1999 and 2000:
$12,419, $7,659 and $4,651, respectively. For the six months ended November 30, 2000: $1,587.

THE U.S. EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $30,613, $18,019 and $12,016, respectively. For the six months ended November 30, 2000: $4,344.

U.S. SMALL COMPANY FUND -- For the fiscal year ended May 31, 1998, 1999 and 2000: $15,145, $8,809 and $6,792, respectively. For the six months ended November 30, 2000: $2,981.

THE U.S. SMALL COMPANY PORTFOLIO -- For the fiscal year ended May 31, 1998, 1999 and 2000: $36,011, $13,942 and $11,170, respectively. For the six months ended November 30, 2000: $5,315.

ADVISORY BOARD

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the J.P. Morgan Funds, J.P. Morgan Institutional Funds (collectively together with the Trust, the "Trust"). The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy.
Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

         Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

         John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

         Gerard P. Lynch** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

         James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust, each Portfolio and the other Master Portfolios. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

         MARGARET W. CHAMBERS; Executive Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.

--------
** Mr. Lynch may be deemed an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with an affiliate.

         DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

         KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

         KATHLEEN K. MORRISEY. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

         MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI and Premier Mutual, and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

         MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

         ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Her date of birth is December 14, 1961.

         GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as Head of Infrastructure and is responsible for special projects. Prior to January 2000, she served as the Manager of the Tax Group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

         As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.

CODES OF ETHICS

         The Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of each Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. Effective October 1, 1998 each Portfolio's Investment Advisor is JPMIM. Prior to that date, Morgan was the Investment Advisor.

         JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

         J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Disciplined Equity Portfolio and The U.S. Equity Portfolio--S&P 500 Index; and The U.S. Small Company Portfolio--Russell 2000 Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

DISCIPLINED EQUITY:  0.35%

U.S. EQUITY: 0.40%

U.S. SMALL COMPANY: 0.60%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal periods indicated. See also the Fund's financial statements which are incorporated herein by reference.

THE DISCIPLINED EQUITY PORTFOLIO (Disciplined Equity Fund) -- For the fiscal years ended May 31, 1998, 1999 and 2000: $628,965, $2,310,525 and $5,016,217,
respectively. For the six months ended November 30, 2000: $3,004,635.

THE U.S. EQUITY PORTFOLIO (U.S. Equity Fund) -- For the fiscal years ended May 31, 1998, 1999 and 2000: $3,534,791, $2,911,314 and $2,748,787, respectively.
For the six months ended November 30, 2000: $1,223,277.

THE U.S. SMALL COMPANY PORTFOLIO (U.S. Small Company Fund) -- For the fiscal years ended May 31, 1998, 1999 and 2000: $6,161,868, $3,367,503 and

$3,870,586, respectively. For the six months ended November 30, 2000:
$2,274,480.

         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for each Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

DISCIPLINED EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $4,082, $9,878 and $17,016, respectively. For the six months ended November 30, 2000: $8,208.

THE DISCIPLINED EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $3,742, $9,294 and $13,826, respectively. For the six months ended November 30, 2000: $5,219.

U.S. EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$9,349, $5,398 and $3,434, respectively. For the six months ended November 30, 2000: 1,181.

THE U.S. EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $18,971, $11,075 and $6,803, respectively. For the six months ended November 30, 2000: $1,862.

U.S. SMALL COMPANY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $11,396, $6,240 and $4,988, respectively. For the six months ended November 30, 2000: $2,261.

THE U.S. SMALL COMPANY PORTFOLIO --. For the fiscal years ended May 31, 1998, 1999 and 2000: $22,248, $8,564 and $6,159, respectively. For the six months ended November 30, 2000: $2,303.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.

U.S. EQUITY FUND -- For the period June 1, 1996 through July 31, 1996: $4,553.

THE U.S. EQUITY PORTFOLIO -- For the period June 1, 1996 through July 31, 1996:
$14,675.

U.S. SMALL COMPANY FUND -- For the period June 1, 1996 through July 31, 1996:
$5,925.

THE U.S. SMALL COMPANY PORTFOLIO -- For the period June 1, 1996 through July 31, 1996: $17,162.

SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Funds and the Portfolios have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.

DISCIPLINED EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $49,243, $161,459 and $319,256, respectively. For the six months ended November 30, 2000: $185,835.

THE DISCIPLINED EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $53,654, $176,331 and $359,899, respectively. For the six months ended November 30, 2000: $205,831.

U.S. EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$108,362, $83,547 and $66,606, respectively. For the six months ended November 30, 2000: $26,709.

THE U.S. EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $265,956, $198,407 and $172,419, respectively. For the six months ended November 30, 2000: $73,354.

U.S. SMALL COMPANY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $131,588, $97,116 and $97,973, respectively. For the six months ended November 30, 2000: $50,998.

THE U.S. SMALL COMPANY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $309,695, $153,123 and $162,199, respectively. For the six months ended November 30, 2000: $90,870.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services at an annual rate of 0.10% (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

DISCIPLINED EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $165,144, $604,339 and $1,284,481, respectively. For the six months ended November 30, 2000: $774,979.

U.S. EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$360,672, $305,516 and $267,241, respectively. For the six months ended November 30, 2000: $111,332.

U.S. SMALL COMPANY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $437,716, $356,273 and $394,165, respectively. For the six months ended November 30, 2000: $212,751.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in a Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include a Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to a Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

         J.P. Morgan has agreed that it will reimburse the Funds as described in the prospectus to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

         Disciplined Equity Fund:                                      0.45%

         These limits do not cover interest, taxes and extraordinary expenses. These reimbursement arrangements can be changed after September 30, 2001 for the Disciplined Equity Fund.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

DISCIPLINED EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $356,413, $902,328 and $1,299,067, respectively. For the six months ended November 30, 2000: $735,129.

THE DISCIPLINED EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: $110,241, N/A and N/A, respectively. For the six months ended November 30, 2000: N/A.

U.S. EQUITY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$114,954, $77,429 and $64,994, respectively. For the six months ended November 30, 2000: $28,212.

U.S. EQUITY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000:
N/A, N/A and N/A, respectively. For the six months ended November 30, 2000:
N/A.

U.S. SMALL COMPANY FUND -- For the fiscal years ended May 31, 1998, 1999 and 2000: $230,707, $160,843 and $79,145, respectively. For the six months ended November 30, 2000: $2,874.

U.S. SMALL COMPANY PORTFOLIO -- For the fiscal years ended May 31, 1998, 1999 and 2000: N/A, N/A and N/A, respectively. For the six months ended November 30, 2000: N/A.

PURCHASE OF SHARES

         ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         METHOD OF PURCHASE. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in-kind of securities from a Fund, in lieu of cash. The trust has received exemptive relief from the SEC with respect to redemptions in kind by a Fund. A Fund is permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of the Fund and the Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during an 90 day period for any one shareholder. The Trust will redeem Fund shares in-kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in-kind will receive securities of the Portfolio. The Portfolio has advised the Trust the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in -kind.

         FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, a Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash, however, since they reserve the right at their sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, each Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are reinvested in additional shares of a Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at J.P. Morgan or at his financial professional or, in the case of certain J.P. Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of a Fund's investment in its corresponding Portfolio (which is equal to a Fund's pro rata share of the total investment of a Fund and of any other investors in a Portfolio less a Fund's pro rata share of a Portfolio's liabilities) less a Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to each Fund in valuing its assets.

         The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Composite performance information shown in the prospectus has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of each Fund will be that of each corresponding predecessor J.P. Morgan Fund, as permitted by applicable SEC staff interpretations, since each J.P. Morgan Fund commenced operations before the corresponding J.P. Morgan Institutional Fund. Additionally, historical performance information for periods prior to the establishment of the U.S. Equity and U.S. Small Company funds will be that of their respective predecessor free-standing funds and will be presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statements for J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

DISCIPLINED EQUITY FUND (11/30/00): Average annual total return, 1 year:
(7.67)%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (January 3, 1997) to period end: 16.72%; aggregate total return, 1 year: (7.67)%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (January 3, 1997) to period end:
82.92%.

U.S. EQUITY FUND (11/30/00): Average annual total return, 1 year: (3.74)%; average annual total return, 5 years: 16.02%; average annual total return, 10 years: 16.36%; aggregate total return, 1 year: (3.74)%; aggregate total return, 5 years: 110.22%; aggregate total return, 10 years: 355.18%.

U.S. SMALL COMPANY FUND (11/30/00): Average annual total return, 1 year:
(5.86)%; average annual total return, 5 years: 10.46%; average annual total return, 10 years: 15.90%; aggregate total return, 1 year: (5.86)%; aggregate total return, 5 years: 68.18%; aggregate total return, 10 years: 337.46%.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

         The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally.

         Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The Portfolios corresponding to the Funds paid the following approximate brokerage commissions for the indicated periods:

DISCIPLINED EQUITY -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$175,629, $504,145 and $833.195, respectively. For the six months ended November 30, 2000: $897,374.

U.S. EQUITY -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$1,614,293, $1,163,432 and $1,148,804, respectively. For the six months ended November 30, 2000: $527,624.

U.S. SMALL COMPANY -- For the fiscal years ended May 31, 1998, 1999 and 2000:
$1,662,968, $979,033 and $410,368, respectively. For the six months ended November 30, 2000: $475,041.

         The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "The JPM Institutional Selected U.S. Equity Fund" to "The JPM Institutional U.S. Equity Fund", and the Fund's corresponding Portfolio changed its name accordingly. Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds to "J.P. Morgan Institutional Funds", and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 33 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

         As of January 31, 2001, no one owned of record or was known by the Fund to own beneficially more than 5% of the outstanding shares of the Trust

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a corresponding Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. The shareholders of the Trust are entitled to a full or fractional vote for each dollar or fraction of a dollar invested.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in each Fund's Prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in a Portfolio's investment restriction, may require withdrawal of a Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from a Portfolio which may or may not be readily marketable. The distribution in-kind may result in a Fund having a less diversified portfolio of investments or adversely affect a Fund's liquidity, and a Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in a Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of a Portfolio. Whenever a Fund is requested to vote on matters pertaining to its corresponding Portfolio (other than a vote by a Fund to continue the operation of its corresponding Portfolio upon the withdrawal of another investor in a Portfolio), the Trust will hold a meeting of shareholders of a Fund and will cast all of its votes proportionately as instructed by a Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of a Fund who do not vote will have no effect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         For federal income tax purposes, the U.S. Small Company Fund had no capital loss carryforward at November 30, 2000. The U.S. Small Company Opportunities Fund had no capital loss carryforward at November 30, 2000.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

The Funds may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Portfolios will be permitted to "mark to market" any marketable stock held by a Portfolio in a PFIC. If a Portfolio made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Under United States Treasury regulations that will generally apply to such dividends paid after December 31, 2000, (the "Final Withholding Regulations"), you must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. The Final Withholding Regulations also provide look-through rules for tiered partnerships.

         If you are eligible for a reduced rate of United States withholding tax under a tax treaty, you may obtain a refund or any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service. Distributions treated as long - term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides IRS Form W-8BEN (or satisfies certain documentary evidence requirements for establishing that it is a non-U.S. holder for U.S. federal income tax purposes). Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         FOREIGN TAXES. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of a Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The following financial statements of the Funds and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.

----------------------------------------------------------------------------------------------------
Name of Fund                                               Date of Semi-Annual Report; Date
                                                           Semi-Annual Report Filed; and
                                                           Accession Number
----------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Disciplined Equity Fund          11/30/00; 01/29/01;
                                                           0000894088-01-000010
----------------------------------------------------------------------------------------------------
J.P. Morgan Institutional U.S. Equity Fund                 11/30/00; 01/29/01;
                                                           0000894088-01-000010
----------------------------------------------------------------------------------------------------
J.P. Morgan Institutional U.S. Small Company Fund          11/30/00; 02/02/01;
                                                           0000894088-01-000023
----------------------------------------------------------------------------------------------------

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA  -    Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -    Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB  -    Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B   -    An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  -    An obligation rated CC is currently highly vulnerable to nonpayment.

C   -    The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A   -    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A   -    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  -    Bonds which are rated Ba are judged to have speculative elements;
         their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  -    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   -    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1  -   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.